SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2003

NEOSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27718 (Commission File Number)	13-3549286 (IRS Employer Identification No.)

102 Witmer Road, Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (215) 315-9000

(Former name or former address, if changed since last report)

Item 5.	Other Events.

               Announcement of Research Results. On February 13, 2003, Neose Technologies, Inc. (the “Company”) announced $17 million financing.

Item 7.	Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.
By:	/s/ C. BOYD CLARKE

C. Boyd Clarke President and Chief Executive Officer

Dated: February 14, 2003

EXHIBIT INDEX

Exhibit No	Description

99.1	Press release issued on February 13, 2003 by Neose Technologies, Inc.